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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 29, 2001
                                                           -------------
                           TeleSpectrum Worldwide Inc.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                       0-21107                 23-2845501
-----------------------------        --------------           ----------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)



443 South Gulph Road, King of Prussia, Pennsylvania                19406
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(Address of principal executive offices)                          (Zip Code)



       Registrant's telephone number, including area code: (610) 878-7400
                                                           ---------------




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c) Exhibits

                 99           Press Release dated June 29, 2001


ITEM 9.  REGULATION FD DISCLOSURE.

         On June 29, 2001, TeleSpectrum Worldwide Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  June 29, 2001                           TELESPECTRUM WORLDWIDE INC.




                                                By: /s/ Kurt Dinkelacker
                                                    -------------------------
                                                Name: Kurt Dinkelacker
                                                Title:Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.                         Description
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
99                                  Press Release dated June 29, 2001